                                   EXHIBIT A

               JOINT FILING AGREEMENT AMONG DRLX PARTNERS, L.P.;
         SCF PARTNERS, L.P.; L. E. SIMMONS & ASSOCIATES, INCORPORATED;
                               AND L. E. SIMMONS

                               February 11, 1997

          WHEREAS, in accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934 (the "Act"), only one statement containing the information required by Schedule 13G and any amendments thereto need be filed whenever two or more persons are required to file such a statement or any amendments thereto with respect to the same securities, provided that said persons agree in writing that such statement or any amendment thereto is filed on behalf of them.

          NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, the parties hereto agree as follows:

          The undersigned hereby agree and consent, in accordance with Rule 13d-1(f) under the Act, to the filing of a Schedule 13G under the Act, relating to each such person's beneficial ownership in the common stock of Drilex International Inc.

                  DRLX Partners, L.P.
                  By:  SCF Partners, L.P., its general partner
                     By: L. E. Simmons & Associates, Incorporated, its general partner



                                By: /s/ L. E. SIMMONS
                                   ----------------------------------------
                                    L. E. Simmons
                                    President

                  SCF Partners, L.P.
                     By: L. E. Simmons & Associates, Incorporated, its general partner



                                    By: /s/ L. E. SIMMONS
                                       -------------------------------------
                                       L. E. Simmons
                                       President


                                     -12-
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                  L. E. Simmons & Associates, Incorporated


                    By: /s/ L. E. SIMMONS
                       ---------------------------------------------
                       L. E. Simmons
                       President


                  /s/ L. E. SIMMONS
                  --------------------------------------------------
                  L. E. Simmons


                                     -13-